 Exhibit 99.3

CONSENT TO BE NAMED DIRECTOR-ELECT

      I hereby consent to be named as a director-elect to the board of directors in the Registration Statement on Form S-4 of Kraft Foods Inc. (File No. 333-163483) and in any and all amendments and supplements thereto (collectively, the "Registration Statement"), and to the filing of this Consent as an exhibit to the Registration Statement.

Name
/s/Mackey J. McDonald
Name: Mackey J. McDonald

Date:   December 22, 2009